UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number: 811-04413

Exact name of registrant as specified in charter:
Delaware Group® Equity Funds IV

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Item 1. Reports to Stockholders

Annual report Delaware Growth Opportunities Fund September 30, 2009 Growth equity mutual fund

This annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund.

The figures in the annual report for Delaware Growth Opportunities Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Growth Opportunities Fund prospectus contains this and other important information about the investment company. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Growth Opportunities Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

Contact information

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

National distributor
Delaware Distributors, L.P.

Financial intermediary wholesaler
Lincoln Financial Distributors, L.P.

Shareholder servicing, dividend disbursing, and transfer agent
Delaware Service Company, Inc.

Mailing address
2005 Market Street
Philadelphia, PA 19103-7094

Shareholder assistance by phone
800 523-1918, weekdays from 8 a.m. to 7 p.m. Eastern time

For securities dealers and financial institutions representatives only
800 362-7500

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Sector allocation and top 10 holdings	10
Statement of net assets	11
Statement of operations	17
Statements of changes in net assets	18
Financial highlights	20
Notes to financial statements	30
Report of independent registered public accounting firm	41
Other Fund information	42
Board of trustees/directors and officers addendum	48
About the organization	54

Views expressed herein are current as of Sept. 30, 2009, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Growth Opportunities Fund	Oct. 6, 2009

Performance preview (for the period ended Sept. 30, 2009)
Delaware Growth Opportunities Fund (Class A shares)	1-year return	+0.06%
Russell Midcap® Growth Index (benchmark)	1-year return	-0.40%

Past performance is not a guarantee of future results.
For complete, annualized performance for Delaware Growth Opportunities Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

The financial crisis continued to worsen during approximately the first half of the reporting period, pushing the U.S. economy deeper into recession. U.S. Congress and the Federal Reserve undertook an extraordinary set of actions to shore up the economy. Congress passed a monumental fiscal stimulus package while the Federal Reserve launched a range of unconventional programs, alongside its employment of more traditional means of monetary stimulus, such as dropping the target for the fed funds rate down to virtually zero.

Stock prices fall, then rally

Early during the period, investors’ risk aversion grew. Many investors fled the equity market for the relative comfort of U.S. government securities. The S&P 500 Index, a measure of the broad stock market, dropped to its lowest level in more than a decade. (Source: Bloomberg.)

As stock prices fell, economic conditions continued to deteriorate. In October 2008, the S&P/Case-Shiller 20-City Home Price Index™, a closely watched index that tracks home prices in 20 major U.S. cities, recorded the steepest drop since its inception in 2000. Consumer confidence registered an all-time low, falling more than 20 points in October 2008 to 38.0 (source: Dow Jones). Factory orders, according to a November 2008 Dow Jones report, declined by almost 4% in one month (August to September), the largest

By the end of the fiscal year, many economists seemed to agree the recession was over; but many still wondered how strong the recovery will be. At period end, consumers generally remained selective about spending and had significantly increased their rate of saving. Unemployment persists, and many investors continue to question the quality of corporate earnings, as well as the size of the federal deficit, among other issues.

Data for this portfolio management review were provided by Bloomberg unless otherwise noted.	1

Portfolio management review
Delaware Growth Opportunities Fund

percentage drop in the report’s 16-year history. Meanwhile, commodities prices collapsed. Oil prices, for example, reached a low of $33.87 a barrel on Dec. 21, 2008 — a dramatic drop from its peak price earlier in 2008 (source: The Conference Board).

The stock market bottomed out on March 6, 2009. From this point, stocks (as measured by the S&P 500 Index) recorded seven consecutive months of gains, as investors grew increasingly confident that the financial crisis had been successfully contained. At first, the rally focused on riskier segments of the equity market, such as the financial and industrials sectors, as investors sought securities with higher potential returns. But by the end of the fiscal year, the rally had reached almost every corner of the market.

Fund performance

For its fiscal year ended Sept. 30, 2009, Delaware Growth Opportunities Fund returned +0.06% for Class A shares at net asset value and -5.69% at maximum offer price (both figures reflect all distributions reinvested). During the same period, the Fund’s benchmark, the Russell Midcap Growth Index, returned -0.40% (source: Lipper). For the complete, annualized performance of Delaware Growth Opportunities Fund, please see the table on page 4.

Throughout the fiscal year, we maintained our focus on companies that we believed had the potential to deliver comparatively strong results. Dollar Tree, one of the Fund’s top contributors, is an example of this type of company. The discount variety store chain seemed to sail through the recession, outperforming many other retailers. As consumers became more cost conscious in the difficult economic environment, traffic at Dollar Tree stores increased and more shoppers purchased its products. The stock performed well during the market decline but languished during the spring when investors’ risk appetite seemed to return. In the final months of the fiscal year, as economic conditions stabilized, the stock outperformed. We believe Dollar Tree is well positioned to gain customers, even as economic conditions improve. At the end of September, the Fund still held the stock.

Elsewhere in the consumer nondurables sector, the Fund benefited from a position in women’s clothing retailer Chico’s FAS. Chico’s new management team refreshed the chain’s product line and improved its systems, which in turn boosted profits. We invested in the stock when the market was near its lows and continue to hold it in the Fund.

A conservative posture

The Fund was conservatively positioned throughout the fiscal year. This stance added value, especially during the first half when equity prices declined. For instance, an underweight position in financial stocks helped us effectively sidestep much of the turmoil in the sector. Unfortunately, a position in Affiliated Managers Group (AMG) detracted from performance. AMG, which holds majority interests in a number of midsized investment management firms, was hit hard by the financial crisis and its share price declined accordingly. The stock regained significant ground when the equity market rebounded, and it remains in the Fund. If the economy is in recovery, as we believe it is, our outlook for the company is favorable.

Security selection in business services and technology hampered relative performance. Within the business services sector, the Fund held IMS Health, which collects prescription data in the United States and Europe on behalf of clients in the pharmaceutical and insurance industries. The company experienced a drop in sales primarily because of regulatory changes in Europe. Cost-cutting measures by pharmaceutical companies also slowed business. We sold the position in favor of what we perceived to be better opportunities moving forward.

Within the technology sector, the Fund owned Microsemi, a maker of integrated circuits and semiconductors, whose stock struggled during the year. We exited our Microsemi positions without realizing all of its decline, but the holding detracted from Fund performance on the fiscal year.

Renewed appetite for risk within the market

Our conservative posture proved to be a modest handicap in the spring of 2009 when investors flocked toward riskier securities. One of the Fund’s long-term holdings, Joy Global, was a key detractor. Joy Global is an equipment maker with a presence in what we believe are two growth markets: mining machinery and conveyor systems. Although Joy Global’s improved margins led to impressive first-quarter earnings, it did not fully participate in the early stages of the rally. As economic conditions improved in the final weeks of the fiscal year, its share price, having been depressed following the financial crisis, climbed dramatically. We continue to hold the stock.

In addition, the decline in stock prices afforded us the opportunity to add positions in what we believed were high-quality companies trading at attractive valuations. In healthcare, for example, we added shares of Cardinal Health to the Fund. A leading distributor of healthcare products, we believe Cardinal has a high-quality business model that’s supported by efficient distribution, tight control of inventory, and strong customer service. The company has also benefited from industry consolidation. The investment enhanced the Fund’s relative performance and we continue to hold the stock at period end.

Economic conditions improve

Although the economy contracted during the first quarter of 2009, it showed significant signs of improvement in the second quarter. Home prices began to experience, and sustain, month-to-month price increases. Retail sales jumped more than 2% in August, due in part to the federal government’s cash-for-clunkers program, and the Fed reported an increase in industrial output of 0.8% in August, the second consecutive month of improvement (source: Bureau of Economic Analysis).

By the end of the fiscal year, many economists seemed to agree that the recession was over; but many still wondered how strong the recovery will be. At period end, consumers generally remained selective about spending and had significantly increased their rate of saving. Unemployment persists, and many investors continue to question the quality of corporate earnings, as well as the size of the federal deficit, among other issues.

For our part, we remain guardedly optimistic. However, our intention at fiscal year end was to maintain our conservative posture until we believe that economic and market conditions are stable and more solidly on the upswing. As always, we continue to evaluate both current and potential investments through a process that includes rigorous fundamental research, and to concentrate on stocks we believe have the potential to deliver strong relative growth.

Performance summary
Delaware Growth Opportunities Fund	Sept. 30, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Growth Opportunities Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Sept. 30, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. March 27, 1986)
Excluding sales charge	+0.06%	+3.42%	+2.82%	+12.51%
Including sales charge	-5.69%	+2.21%	+2.21%	+12.23%
Class B (Est. Sept. 6, 1994)
Excluding sales charge	-0.40%	+2.74%	+2.24%	+6.77%
Including sales charge	-3.77%	+2.44%	+2.24%	+6.77%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-0.79%	+2.67%	+2.09%	+5.41%
Including sales charge	-1.64%	+2.67%	+2.09%	+5.41%
Class R (Est. June 2, 2003)
Excluding sales charge	-0.12%	+3.20%	n/a	+5.08%
Including sales charge	-0.12%	+3.20%	n/a	+5.08%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+0.39%	+3.73%	+3.13%	+12.75%
Including sales charge	+0.39%	+3.73%	+3.13%	+12.75%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratio” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets.

Institutional Class shares were first made available November 9, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to Nov. 9, 1992, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to (1) voluntarily waive all or a portion of its investment advisory fees and/or reimburse certain expenses (excluding certain expenses) to prevent total annual fund operating expenses from exceeding 1.22% of the Fund’s average daily net assets from Sept. 11, 2009, until the voluntary cap is discontinued; and (2) contractually limit the Class R shares distribution and service fees from Feb. 1, 2009, through Jan. 31, 2010, to 0.50%. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.52%	2.22%	2.22%	1.82%	1.22%
(without fee waivers)
Net expenses	1.52%	2.22%	2.22%	1.72%	1.22%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary	Contractual	Voluntary
				and voluntary

Performance summary
Delaware Growth Opportunities Fund

Performance of a $10,000 investment

Average annual total returns from Sept. 30, 1999, through Sept. 30, 2009

For period beginning Sept. 30, 1999, through Sept. 30, 2009	Starting value	Ending value
Delaware Growth Opportunities Fund — Class A Shares	$9,425	$12,450
Russell Midcap Growth Index	$10,000	$12,408

The chart assumes $10,000 invested in the Fund on Sept. 30, 1999, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the Russell Midcap Growth Index on Sept. 30, 1999.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DFCIX	245906102
Class B	DFBIX	245906300
Class C	DEEVX	245906409
Class R	DFRIX	245906508
Institutional Class	DFDIX	245906201

Disclosure of Fund expenses
For the period April 1, 2009 to September 30, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 to September 30, 2009.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Growth Opportunities Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/09	9/30/09	Expense Ratio	4/1/09 to 9/30/09*
Actual Fund return
Class A	$1,000.00	$1,342.50	1.44%	$8.46
Class B	1,000.00	1,339.00	2.14%	12.55
Class C	1,000.00	1,338.50	2.14%	12.55
Class R	1,000.00	1,341.80	1.64%	9.63
Institutional Class	1,000.00	1,344.90	1.14%	6.70
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.85	1.44%	$7.28
Class B	1,000.00	1,014.34	2.14%	10.81
Class C	1,000.00	1,014.34	2.14%	10.81
Class R	1,000.00	1,016.85	1.64%	8.29
Institutional Class	1,000.00	1,019.35	1.14%	5.77

Effective September 11, 2009, Delaware Management Company (DMC) has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses do not exceed 1.22% of average daily net assets of the Fund until such time as the waiver is discontinued. From February 1, 2009 to September 11, 2009, DMC had voluntarily agreed to limit total annual operating expenses from exceeding 1.13% of average daily net assets. Prior to February 1, 2009, this waiver was contractual. The Fund’s expense analysis would be as follows if this limit was in effect for the entire period:

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/09	9/30/09	Expense Ratio	4/1/09 to 9/30/09*
Actual Fund return
Class A	$1,000.00	$1,342.50	1.52%	$8.93
Class B	1,000.00	1,339.00	2.22%	13.02
Class C	1,000.00	1,338.50	2.22%	13.01
Class R	1,000.00	1,341.80	1.72%	10.10
Institutional Class	1,000.00	1,344.90	1.22%	7.17
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.52%	$7.69
Class B	1,000.00	1,013.94	2.22%	11.21
Class C	1,000.00	1,013.94	2.22%	11.21
Class R	1,000.00	1,016.44	1.72%	8.69
Institutional Class	1,000.00	1,018.95	1.22%	6.17

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings
Delaware Growth Opportunities Fund	As of September 30, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector	Percentage of net assets
Common Stock	100.36%
Basic Industry/Capital Goods	9.48%
Business Services	10.48%
Consumer Durables	1.54%
Consumer Non-Durables	15.41%
Consumer Services	3.01%
Energy	8.63%
Financials	7.56%
Health Care	17.87%
Technology	24.12%
Transportation	1.74%
Utilities	0.52%
Discount Notes	0.51%
Securities Lending Collateral	13.70%
Total Value of Securities	114.57%
Obligation to Return Securities Lending Collateral	(14.01%)
Liabilities Net of Receivables and Other Assets	(0.56%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 holdings	Percentage of net assets
Urban Outfitters	2.94%
Dollar Tree	2.84%
Cardinal Health	2.71%
CommScope	2.57%
CareFusion	2.28%
Aetna	2.22%
Brocade Communications Systems	2.17%
Savient Pharmaceuticals	2.05%
Stryker	1.99%
Nuance Communications	1.97%

Statement of net assets
Delaware Growth Opportunities Fund	September 30, 2009

		Number of shares	Value
Common Stock – 100.36%
Basic Industry/Capital Goods – 9.48%
†	Agrium	69,200	$3,445,468
*	Cliffs Natural Resources	43,800	1,417,368
	Flowserve	44,200	4,355,468
*	Joy Global	91,800	4,492,692
*†	Mettler-Toledo International	21,600	1,956,744
*†	Quanta Services	131,700	2,914,521
*	Roper Industries	84,500	4,307,810
			22,890,071
Business Services – 10.48%
*†	Corrections Corporation of America	160,800	3,642,120
	Dun & Bradstreet	38,800	2,922,416
*	Expeditors International of Washington	108,100	3,799,715
*†	Fiserv	83,800	4,039,160
*	Global Payments	85,700	4,002,190
†	Hewitt Associates Class A	105,600	3,847,008
*†	Iron Mountain	115,100	3,068,566
			25,321,175
Consumer Durables – 1.54%
*†	LKQ	201,100	3,728,394
			3,728,394
Consumer Non-Durables – 15.41%
*†	Amazon.com	49,000	4,574,640
	American Eagle Outfitters	145,800	2,458,188
*†	Chico’s	323,800	4,209,400
	Coach	127,900	4,210,468
†	Dollar Tree	141,000	6,863,880
*	Flowers Foods	161,227	4,238,658
	Gap	167,000	3,573,800
*†	Urban Outfitters	235,000	7,089,950
			37,218,984
Consumer Services – 3.01%
	DeVry	64,700	3,579,204
*	Host Hotels & Resorts	170,300	2,004,431
*†	Wynn Resorts	23,700	1,680,093
			7,263,728

Statement of net assets
Delaware Growth Opportunities Fund

		Number of shares	Value
Common Stock (continued)
Energy – 8.63%
	Chesapeake Energy	133,100	$3,780,040
*	Core Laboratories	35,040	3,612,274
*	Diamond Offshore Drilling	31,500	3,008,880
*†	First Solar	16,900	2,583,334
†	National Oilwell Varco	81,100	3,497,843
	Noble Energy	66,200	4,366,552
			20,848,923
Financials – 7.56%
†	Affiliated Managers Group	37,400	2,431,374
	Aon	55,600	2,262,364
*†	Artio Global Investors	93,000	2,431,950
	Federated Investors Class B	85,900	2,265,183
	Hanover Insurance Group	56,700	2,343,411
†	IntercontinentalExchange	26,500	2,575,535
	Northern Trust	31,600	1,837,856
	People’s United Financial	136,200	2,119,272
			18,266,945
Health Care – 17.87%
@†	Abraxis BioScience	23,825	866,754
	Aetna	192,800	5,365,624
	Becton, Dickinson	66,500	4,638,375
†	Biogen Idec	80,500	4,066,860
	Cardinal Health	244,300	6,547,239
*†	CareFusion	252,850	5,512,130
*†	Charles River Laboratories International	122,000	4,511,560
*†	Savient Pharmaceuticals	325,900	4,953,680
*†	Stericycle	38,800	1,879,860
	Stryker	106,000	4,815,580
			43,157,662
Technology – 24.12%
†	Activision Blizzard	271,900	3,368,841
*†	Akamai Technologies	191,700	3,772,656
*†	American Tower Class A	98,300	3,578,120
*	ASML Holding	111,438	3,295,222
†	Avago Technologies	142,200	2,427,354
†	Brocade Communications Systems	667,200	5,244,192

		Number of shares	Value
Common Stock (continued)
Technology (continued)
*†	CommScope	207,200	$6,201,495
*†	F5 Networks	112,900	4,474,227
*†	Lam Research	103,000	3,518,480
*†	LSI	664,600	3,648,654
*†	Nuance Communications	318,100	4,758,776
*†	Polycom	136,600	3,654,050
†	Red Hat	148,800	4,112,832
†	Riverbed Technology	110,800	2,433,168
*†	Sybase	97,200	3,781,080
			58,269,147
Transportation – 1.74%
*	Hunt (J.B.) Transport Services	131,100	4,212,243
			4,212,243
Utilities – 0.52%
	ITC Holdings	27,500	1,249,875
			1,249,875
Total Common Stock (cost $193,148,924)			242,427,147

		Principal amount
≠Discount Notes – 0.51%
	Fannie Mae 0.04% 10/14/09	$727,438	727,427
	Federal Home Loan Bank
	0.001% 10/1/09	290,565	290,565
	0.01% 10/9/09	62,112	62,111
	0.03% 10/28/09	20,776	20,776
	0.04% 10/30/09	124,223	124,222
Total Discount Notes (cost $1,225,099)			1,225,101

Total Value of Securities Before Securities
	Lending Collateral – 100.87% (cost $194,374,023)		243,652,248

Statement of net assets
Delaware Growth Opportunities Fund

	Number of shares	Value
Securities Lending Collateral** – 13.70%
Investment Companies
Mellon GSL DBT II Collateral Fund	22,151,763	$22,151,763
BNY Mellon SL DBT II Liquidating Fund	11,074,401	10,943,723
@†Mellon GSL Reinvestment Trust II	627,630	63
Total Securities Lending Collateral (cost $33,853,794)		33,095,549

Total Value of Securities – 114.57%
(cost $228,227,817)		276,747,797 ©
Obligation to Return Securities
Lending Collateral** – (14.01%)		(33,853,794)
Liabilities Net of Receivables and
Other Assets – (0.56%)		(1,345,717)
Net Assets Applicable to 15,624,539
Shares Outstanding – 100.00%		$241,548,286

Net Asset Value – Delaware Growth Opportunities Fund
Class A ($226,574,859 / 14,559,087 Shares)		$15.56
Net Asset Value – Delaware Growth Opportunities Fund
Class B ($4,006,727 / 320,113 Shares)		$12.52
Net Asset Value – Delaware Growth Opportunities Fund
Class C ($5,534,459 / 427,997 Shares)		$12.93
Net Asset Value – Delaware Growth Opportunities Fund
Class R ($783,496 / 51,310 Shares)		$15.27
Net Asset Value – Delaware Growth Opportunities Fund
Institutional Class ($4,648,745 / 266,032 Shares)		$17.47

Components of Net Assets at September 30, 2009:
Shares of beneficial interest (unlimited authorization – no par)		$246,697,348
Accumulated net realized loss on investments		(53,669,042)
Net unrealized appreciation of investments		48,519,980
Total net assets		$241,548,286

*	Fully or partially on loan.
**	See Note 8 in “Notes to financial statements.”
©	Includes $33,058,312 of securities loaned.
†	Non income producing security.
@	Illiquid security. At September 30, 2009, the aggregate amount of illiquid securities was $866,817, which represented 0.36% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
≠	The rate shown is the effective yield at time of purchase.

Net Asset Value and Offering Price Per Share –
Delaware Growth Opportunities Fund
Net asset value Class A (A)	$15.56
Sales charge (5.75% of offering price) (B)	0.95
Offering price	$16.51

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of operations
Delaware Growth Opportunities Fund	Year Ended September 30, 2009

Investment Income:
Dividends	$1,396,452
Securities lending income	302,187
Interest	12,139
Foreign tax withheld	(10,887)	$1,699,891

Expenses:
Management fees	1,541,810
Dividend disbursing and transfer agent fees and expenses	1,146,863
Distribution expense – Class A	575,908
Distribution expense – Class B	42,116
Distribution expense – Class C	47,236
Distribution expense – Class R	3,374
Accounting and administration expenses	82,230
Registration fees	72,392
Legal fees	57,605
Reports and statements to shareholders	51,489
Audit and tax	21,297
Trustees’ fees	15,091
Insurance fees	8,287
Custodian fees	5,390
Dues and services	3,735
Consulting fees	3,024
Pricing fees	2,675
Trustees’ expenses	1,066	3,681,588
Less fees waived		(676,398)
Less waived distribution expenses – Class R		(562)
Less expense paid indirectly		(736)
Total operating expenses		3,003,892
Net Investment Loss		(1,304,001)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(51,672,100)
Net change in unrealized appreciation/depreciation of investments		44,294,895
Net Realized and Unrealized Loss on Investments		(7,377,205)

Net Decrease in Net Assets Resulting from Operations		$(8,681,206)

See accompanying notes

Statements of changes in net assets
Delaware Growth Opportunities Fund

	Year Ended
	9/30/09	9/30/08
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,304,001)	$(2,953,416)
Net realized gain (loss) on investments	(51,672,100)	36,834,349
Net change in unrealized
appreciation/depreciation of investments	44,294,895	(153,851,979)
Net decrease in net assets resulting from operations	(8,681,206)	(119,971,046)

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	(23,789,412)	(66,694,975)
Class B	(728,598)	(1,672,234)
Class C	(664,148)	(1,054,777)
Class R	(56,351)	(85,477)
Institutional Class	(401,755)	(643,646)
	(25,640,264)	(70,151,109)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,117,748	71,676,167
Class B	173,954	428,623
Class C	867,565	1,720,423
Class R	350,522	96,840
Institutional Class	630,314	499,574

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	22,556,939	61,849,924
Class B	712,258	1,625,863
Class C	642,589	1,014,234
Class R	56,349	85,475
Institutional Class	401,005	641,473
	34,509,243	139,638,596

	Year Ended
	9/30/09	9/30/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(33,466,915)	$(330,685,778)
Class B	(2,341,329)	(4,647,728)
Class C	(1,514,178)	(1,837,198)
Class R	(209,214)	(83,313)
Institutional Class	(654,296)	(1,192,819)
	(38,185,932)	(338,446,836)
Decrease in net assets derived from capital share transactions	(3,676,689)	(198,808,240)
Net Decrease in Net Assets	(37,998,159)	(388,930,395)

Net Assets:
Beginning of year	279,546,445	668,476,840
End of year (there was no undistributed
net investment income at either year end)	$241,548,286	$279,546,445

See accompanying notes

Financial highlights
Delaware Growth Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
9/30/09	9/30/08	9/30/07	9/30/06	9/30/05
$17.860	$26.290	$22.870	$22.910	$18.870

(0.078)	(0.125)	(0.167)	(0.144)	(0.161)
(0.530)	(5.553)	5.191	1.129	4.201
(0.608)	(5.678)	5.024	0.985	4.040

(1.692)	(2.752)	(1.604)	(1.025)	—
(1.692)	(2.752)	(1.604)	(1.025)	—

$15.560	$17.860	$26.290	$22.870	$22.910

0.06%	(24.03% )	22.96%	4.20%	21.41%

$226,575	$261,003	$638,106	$531,707	$531,604
1.44%	1.42%	1.43%	1.43%	1.44%

1.76%	1.52%	1.47%	1.43%	1.44%
(0.61% )	(0.58% )	(0.69% )	(0.61% )	(0.76%	)

(0.93% )	(0.68% )	(0.73% )	(0.61% )	(0.76%	)
106%	101%	86%	80%	84%

Financial highlights
Delaware Growth Opportunities Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
9/30/09	9/30/08	9/30/07	9/30/06	9/30/05
$14.880	$22.510	$19.940	$20.230	$16.770

(0.143)	(0.241)	(0.303)	(0.280)	(0.286)
(0.525)	(4.637)	4.477	1.015	3.746
(0.668)	(4.878)	4.174	0.735	3.460

(1.692)	(2.752)	(1.604)	(1.025)	—
(1.692)	(2.752)	(1.604)	(1.025)	—

$12.520	$14.880	$22.510	$19.940	$20.230

(0.40% )	(24.56% )	22.09%	3.45%	20.63%

$4,007	$6,800	$13,877	$16,868	$22,132
2.14%	2.12%	2.13%	2.13%	2.14%

2.46%	2.22%	2.17%	2.13%	2.14%
(1.31% )	(1.28% )	(1.39% )	(1.31% )	(1.46%	)

(1.63% )	(1.38% )	(1.43% )	(1.31% )	(1.46%	)
106%	101%	86%	80%	84%

Financial highlights
Delaware Growth Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
9/30/09	9/30/08	9/30/07	9/30/06	9/30/05
$15.350	$23.130	$20.440	$20.720	$17.180

(0.147)	(0.246)	(0.309)	(0.285)	(0.290)
(0.581)	(4.782)	4.603	1.030	3.830
(0.728)	(5.028)	4.294	0.745	3.540

(1.692)	(2.752)	(1.604)	(1.025)	—
(1.692)	(2.752)	(1.604)	(1.025)	—

$12.930	$15.350	$23.130	$20.440	$20.720

(0.79% )	(24.55% )	22.07%	3.47%	20.61%

$5,534	$6,445	$8,787	$8,126	$8,598
2.14%	2.12%	2.13%	2.13%	2.14%

2.46%	2.22%	2.17%	2.13%	2.14%
(1.31% )	(1.28% )	(1.39% )	(1.31% )	(1.46%	)

(1.63% )	(1.38% )	(1.43% )	(1.31% )	(1.46%	)
106%	101%	86%	80%	84%

Financial highlights
Delaware Growth Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
9/30/09	9/30/08	9/30/07	9/30/06	9/30/05
$17.590	$25.990	$22.680	$22.770	$18.800

(0.103)	(0.166)	(0.212)	(0.190)	(0.221)
(0.525)	(5.482)	5.126	1.125	4.191
(0.628)	(5.648)	4.914	0.935	3.970

(1.692)	(2.752)	(1.604)	(1.025)	—
(1.692)	(2.752)	(1.604)	(1.025)	—

$15.270	$17.590	$25.990	$22.680	$22.770

(0.12% )	(24.16% )	22.66%	4.01%	21.12%

$783	$601	$780	$3,520	$3,069
1.64%	1.62%	1.63%	1.63%	1.72%

2.06%	1.82%	1.77%	1.73%	1.74%
(0.81% )	(0.78% )	(0.89% )	(0.81% )	(1.04%	)

(1.23% )	(0.98% )	(1.03% )	(0.91% )	(1.06%	)
106%	101%	86%	80%	84%

Financial highlights
Delaware Growth Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
9/30/09	9/30/08	9/30/07	9/30/06	9/30/05
$19.710	$28.650	$24.730	$24.620	$20.210

(0.039)	(0.060)	(0.094)	(0.074)	(0.097)
(0.509)	(6.128)	5.618	1.209	4.507
(0.548)	(6.188)	5.524	1.135	4.410

(1.692)	(2.752)	(1.604)	(1.025)	—
(1.692)	(2.752)	(1.604)	(1.025)	—

$17.470	$19.710	$28.650	$24.730	$24.620

0.39%	(23.81% )	23.28%	4.53%	21.82%

$4,649	$4,697	$6,927	$7,816	$8,196
1.14%	1.12%	1.13%	1.13%	1.14%

1.46%	1.22%	1.17%	1.13%	1.14%
(0.31% )	(0.28% )	(0.39% )	(0.31% )	(0.46%	)

(0.63% )	(0.38% )	(0.43% )	(0.31% )	(0.46%	)
106%	101%	86%	80%	84%

Notes to financial statements
Delaware Growth Opportunities Fund	September 30, 2009

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Growth Opportunities Fund, Delaware Global Real Estate Securities Fund, and Delaware Healthcare Fund. These financial statements and the related notes pertain to the Delaware Growth Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Investment companies are value at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006 – September 30, 2009), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At September 30, 2009, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s

Notes to financial statements
Delaware Growth Opportunities Fund

1. Significant Accounting Policies (continued)

understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended September 30, 2009.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

On July 1, 2009, the FASB issued the FASB Accounting Standards Codification (the “Codification”). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended September 30, 2009. There was no impact to financial statements as this is disclosure-only in nature.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

Effective September 11, 2009, DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed 1.22% of average daily net assets of the Fund until such time as the waiver is discontinued. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver may be discontinued at any time because it is voluntary, and applies only to expenses paid directly by the Fund. From February 1, 2009 to September 11, 2009, DMC had voluntarily agreed to waive that portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), did not exceed 1.13% of average daily net assets of the Fund. Prior to February 1, 2009, this waiver was contractual.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended September 30, 2009, the Fund was charged $10,279 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit 12b-1 fees through January 31, 2010 for Class R shares to no more than 0.50% of average daily net assets.

At September 30, 2009, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$112,458
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	83,753
Distribution fee payable to DDLP	63,010
Other expenses payable to DMC and affiliates*	5,096

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended September 30, 2009, the Fund was charged $17,921 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended September 30, 2009, DDLP earned $11,977 for commissions on sales of the Fund’s Class A shares. For the year ended September 30, 2009, DDLP received gross CDSC commissions of $ 0, $4,938 and $1,339 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Notes to financial statements
Delaware Growth Opportunities Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 2009, the Fund made purchases of $219,987,589 and sales of $233,984,567 of investment securities other than short-term investments.

At September 30, 2009, the cost of investments for federal income tax purposes was $ 229,883,156. At September 30, 2009, the net unrealized appreciation was $ 46,864,641, of which $50,234,068 related to unrealized appreciation of investments and $3,369,427 related to unrealized depreciation of investments.

Effective October 1, 2008, the Fund adopted the amended provisions of Accounting Codification Section 820 (ACS 820), Fair Value Measurements and Disclosures. ACS 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ACS 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by the ACS 820 fair value hierarchy levels as of September 30, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock	$242,427,147	$—	$—	$242,427,147
Short-Term	—	1,225,101	—	1,225,101
Securities Lending Collateral	22,151,763	10,943,723	63	33,095,549
Total	$264,578,910	$12,168,824	$63	$276,747,797

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 9/30/08	$—
Net transfers in/and or out of level 3	627,630
Net change in unrealized appreciation/depreciation	(627,567)
Balance as of 9/30/09	$63

Net change in unrealized appreciation/depreciation
from investments still held as of 9/30/09	$(627,567)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2009 and 2008 was as follows:

	Year Ended
	9/30/09	9/30/08
Ordinary income	$—	$6,817,613
Return of capital	6,209	—
Long-term capital gain	25,634,055	63,333,496
Total	$25,640,264	$70,151,109

5. Components of Net Assets on a Tax Basis

As of September 30, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$246,697,348
Post-October losses	(37,172,282)
Capital loss carryforwards	(14,841,421)
Unrealized appreciation of investments	46,864,641
Net assets	$241,548,286

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through September 30, 2009 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

Notes to financial statements
Delaware Growth Opportunities Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2009, the Fund recorded the following reclassifications:

Paid-in capital	$(1,310,210)
Accumulated net investment loss	1,304,001
Accumulated net realized loss	6,209

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at September 30, 2009, will expire as follows: $ 14,841,421 expires in 2017.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	9/30/09	9/30/08
Shares sold:
Class A	624,107	3,289,996
Class B	17,076	22,744
Class C	83,230	90,525
Class R	28,499	4,513
Institutional Class	43,448	21,644

Shares issued upon reinvestment of dividends and distributions:
Class A	1,980,415	2,660,273
Class B	77,335	83,421
Class C	67,499	50,459
Class R	5,036	3,724
Institutional Class	31,427	25,047
	2,958,072	6,252,346

Shares repurchased:
Class A	(2,662,162)	(15,606,631)
Class B	(231,215)	(265,648)
Class C	(142,663)	(100,921)
Class R	(16,386)	(4,097)
Institutional Class	(47,094)	(50,157)
	(3,099,520)	(16,027,454)
Net decrease	(141,448)	(9,775,108)

For the years ended September 30, 2009 and 2008, 118,160 Class B shares were converted to 95,367 Class A shares valued at $1,187,777 and 139,785 Class B shares were converted to 116,838 Class A shares valued at $2,402,818, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Fund, along with the other Participants, entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Fund had no amounts outstanding as of September 30, 2009, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At September 30, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount

Notes to financial statements
Delaware Growth Opportunities Fund

8. Securities Lending (continued)

from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2009, the value of securities on loan was $33,058,312, for which the Fund received collateral, comprised of non-cash collateral valued at $81,675 and cash collateral of $33,853,794. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended September 30, 2009. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (the parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (the Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (the Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (the New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur on or about December 31, 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

12. Subsequent Events

Effective September 30, 2009, the Fund adopted the amended provisions of Accounting Codification Section 855, (ACS 855) Subsequent Events. In accordance with ACS 855, management has evaluated whether any events or transactions occurred subsequent to September 30, 2009 through November 19, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s financial statements.

Notes to financial statements
Delaware Growth Opportunities Fund

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2009, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gains Distributions (Tax Basis)	99.98%
(B)	Ordinary Income Distributions (Tax Basis)	—
(C)	Return of Capital (Tax Basis)	0.02%
	Total Distributions (Tax Basis)	100%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV — Delaware Growth Opportunities Fund

We have audited the accompanying statement of net assets of Delaware Growth Opportunities Fund (one of the series constituting Delaware Group Equity Funds IV) (the “Fund”) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Growth Opportunities Fund of Delaware Group Equity Funds IV at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 19, 2009

Other Fund information
(Unaudited)
Delaware Growth Opportunities Fund

Board Consideration of Delaware Growth Opportunities Fund Investment Advisory Agreement

At a meeting held on May 19-21, 2009 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Growth Opportunities Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in February 2009 and included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s high level of service. The Board noted that Management finished upgrading investment accounting functions through outsourcing to improve the quality and lower the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2008. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper comparison showed that the Fund’s total return for the one- and ten-year periods was in the second quartile and the Fund’s total return for the three- and five-year periods was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were mixed but placed emphasis on the fact that the Fund’s one-year performance improved from the third quartile in 2007 to the second quartile in 2008.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2008 and, for comparative funds, information as of their respective fiscal year end occurring on or before August 31, 2008. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s

Other Fund information
(Unaudited)
Delaware Growth Opportunities Fund

Board Consideration of Delaware Growth Opportunities Fund Investment Advisory Agreement (continued)

contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for nonmanagement services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered 12b-1 waivers in place through January 2010 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Marshall T. Bassett
Senior Vice President, Chief Investment Officer — Emerging Growth Equity
Marshall T. Bassett leads the firm’s Emerging Growth Equity team, which focuses on small-, mid-, and smid-cap investment products and strategies. Before taking over leadership of the Emerging Growth Equity team, Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. Prior to joining Delaware Investments in 1997 as a portfolio manager and analyst, he worked for eight years at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor’s degree from Duke University and an MBA from The Fuqua School of Business at Duke University. Bassett is a member of The Fuqua School’s alumni board.

Barry S. Gladstein, CFA
Vice President, Portfolio Manager
Barry S. Gladstein is a portfolio manager in the energy, industrials, and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in 1995 as assistant controller, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor’s degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.

Christopher M. Holland
Vice President, Portfolio Manager
Christopher M. Holland, who joined Delaware Investments in 2001 as an analyst, is currently a portfolio manager in the business and financial services sectors of the firm’s Emerging Growth Equity team. Prior to joining the firm, Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Holland holds a bachelor’s degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Other Fund information
(Unaudited)
Delaware Growth Opportunities Fund

Rudy D. Torrijos III
Vice President, Portfolio Manager
Rudy D. Torrijos joined Delaware Investments in July 2005 in his current position as a portfolio manager, focusing on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Torrijos attended Harvard University, where he graduated with a bachelor’s degree in applied mathematics/economics.

Michael S. Tung, M.D.
Vice President, Portfolio Manager, Equity Analyst
Michael S. Tung, M.D., handles research and analysis and portfolio management in the healthcare sector for the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm’s Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor’s degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in New York State.

Lori P. Wachs, CFA
Vice President, Portfolio Manager
Lori P. Wachs is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments in 1992 as a consumer analyst, after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor’s degree in economics from The Wharton School of the University of Pennsylvania, where she graduated Phi Beta Kappa and magna cum laude.

It is currently anticipated that Lincoln National Corporation will complete its sale of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) to Macquarie Group on or about December 31, 2009. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware Growth Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	81	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	81	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	81	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA

	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Annual report Delaware Global Real Estate Securities Fund September 30, 2009 International equity mutual fund

This annual report is for the information of Delaware Global Real Estate Securities shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Global Real Estate Securities Fund.

The figures in the annual report for Delaware Global Real Estate Securities Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Global Real Estate Securities prospectus contains this and other important information about the investment company. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Global Real Estate Securities Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

Contact information

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

National distributor
Delaware Distributors, L.P.

Financial intermediary wholesaler
Lincoln Financial Distributors, L.P.

Shareholder servicing, dividend disbursing, and transfer agent
Delaware Service Company, Inc.

Mailing address
2005 Market Street
Philadelphia, PA 19103-7094

Shareholder assistance by phone
800 523-1918, weekdays from 8 a.m. to 7 p.m. Eastern time

For securities dealers and financial institutions representatives only
800 362-7500

Portfolio management review	1
Performance summary	6
Disclosure of Fund expenses	10
Country and sector allocation	12
Statement of net assets	13
Statement of operations	18
Statements of changes in net assets	19
Financial highlights	20
Notes to financial statements	22
Report of independent registered public accounting firm	31
Other Fund information	32
Board of trustees/directors and officers addendum	36
About the organization	42

Views expressed herein are current as of Sept. 30, 2009 and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Global Real Estate Securities Fund	Oct. 6, 2009

Performance preview (for the period ended Sept. 30, 2009)
Delaware Global Real Estate Securities Fund (Class A shares)	1-year return	-12.33%
FTSE EPRA/NAREIT Global Real Estate Index (benchmark)	1-year return	-10.45%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Global Real Estate Securities Fund, please see the table on page 6.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Investors in global real estate securities saw unprecedented market volatility during the past year. Real estate investment trusts (REITs) were down sharply during much of the first half of the fiscal year ended Sept. 30, 2009. During the second half of the period, however, conditions shifted dramatically, with stocks of property companies gaining ground significantly.

As the fiscal period began, the world economy was in turmoil, and the credit crisis had recently claimed two of its biggest casualties. Leading U.S. investment bank Lehman Brothers collapsed and insurance giant American International Group likely would have as well, if it hadn’t been effectively taken over by the federal government. For several months, credit markets nearly ceased to function. Businesses, almost irrespective of the strength of their balance sheets, found themselves unable to get the investment capital they needed. In this environment, financial markets fell sharply around the world. Risky investments did very poorly, and all but the least-volatile fixed income securities lost substantial value.

Difficulties for REITs

The lack of available credit was a problem for businesses and individuals alike, but it was an especially acute challenge for REITs and other property companies. That’s because REITs, especially those that are heavily leveraged, rely to a greater extent on external capital to continue operating their businesses. With access to financing largely cut off (or prohibitively expensive), many investors worried that formerly healthy companies could be unable to survive. As a result, global real estate securities fell sharply, even lagging the world’s broad equity markets.

Because of the vital role that credit plays in the REIT universe, it’s not surprising that once credit market conditions improved, so did the performance of real estate securities. Beginning in March 2009, thanks to a combination of factors — including continued low interest rates, active intervention by governments and central banks around the world, and the relatively successful “stress test” of U.S. banks — credit became generally easier to obtain. Accordingly, many REIT investors apparently became increasingly comfortable owning more-leveraged companies — those with higher debt levels and weaker balance sheets. In this environment, global real estate securities markets turned in much-improved performance during the second half of the reporting period. In fact, as investors’ pessimism turned to optimism, many of the

Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

1

Portfolio management review
Delaware Global Real Estate Securities Fund

same REITs that had fared the worst during the downturn ended up among the best when markets turned positive.

Fund performance

For its fiscal year ended Sept. 30, 2009, Delaware Global Real Estate Securities Fund (Class A shares with distributions reinvested) returned -12.33% at net asset value and -17.37% at maximum offer price. In comparison, the Fund’s benchmark, the FTSE EPRA/NAREIT Global Real Estate Index, returned -10.45% during the same period.

Country returns

The biggest source of the Fund’s underperformance came from weak stock selection within Japan, where we owned, in our view, a number of high-quality, larger-capitalization stocks with strong balance sheets. These real estate companies generally held up well during the market downturn in the first half of the period. However, they did not fare well later, when the market generally began favoring riskier, more-leveraged companies. The Fund’s biggest individual underperformers in Japan were office REITs Nippon Building Fund and Japan Real Estate Investment.

Also detracting from the Fund’s performance compared to its benchmark index was an underweight in Hong Kong property stocks, which as a group did well during the market’s upturn. Like those of other emerging markets, many Hong Kong–based real estate securities tend to move in more exaggerated ways than the typical REIT. In this case, Hong Kong markets rose even more than the index during the rebound in the second half of the fiscal year. While our Hong Kong allocation was a source of strength in absolute terms, our underweight compared to the index had negative effects on the Fund’s relative performance.

On the other hand, Australia was a weak-performing market where our holdings fared significantly better than those in the index. Within Australia, we were able to avoid various smaller-capitalization companies with troubled balance sheets, excess debt levels, and declining asset values.

Among other individual holdings, meanwhile, Brazil’s BR Malls Participacoes, that country’s largest shopping center company, was a positive performer for the Fund. BR Malls continued to benefit from multiple growth trends, including favorable demographics, an expanding culture of consumerism within Brazilian society, and a more stable government backdrop. Elsewhere, Shimao Property Holdings, a large, well-diversified Chinese homebuilder, also performed well, bolstered by what we view as a strong balance sheet and solid management team. We sold both positions before the end of the Fund's fiscal year, in light of their significant appreciation.

As part of our generally defensive portfolio positioning, our cash allocation was an average of 5% of the Fund’s value during the fiscal year. While that allocation may have limited the Fund’s gains during upswings, it was particularly valuable during the very challenging first half of the fiscal period. As market conditions improved, we gradually reduced our cash weighting, ending the fiscal year at approximately 2% of the Fund.

2

Shifting from defense to offense

As we do in all types of market conditions, we continued to employ our “bottom-up” security selection strategy, in which we evaluate potential investments one by one, based on our assessment of each company’s growth prospects, relative valuation, and balance-sheet quality (among other factors). Given the highly volatile conditions of the past year, however, our approach was more opportunistic than usual, as we sought to take advantage of shifting opportunities in the marketplace.

Early on, as the investment environment deteriorated, we made the Fund more defensive. For instance, as mentioned earlier, we held a larger-than-normal amount of cash. We also focused on companies with longer lease terms, including healthcare and “triple-net” REITs. Triple-net leases, in which tenants pay all property maintenance costs in addition to rent, tend to be relatively defensive investments because the business provides a greater income stream to landlords. Simultaneously, we limited our exposure to companies with shorter-duration leases — such as hotel companies, which tend to have uncertain cash flows relative to other sectors. We also looked to avoid stocks with what we believed were significant balance sheet problems.

This defensive stance had positive effects on the Fund’s performance during the downturn. although it could be argued that we maintained this positioning for too long into the spring as credit markets loosened and the REIT markets advanced. We conservatively calculated that the recovery would be much shorter than it turned out to be. In actuality, credit conditions continued improving, and by summer 2009 it was evident that a

As we do in all types of market conditions, we continued to employ our “bottom-up” security selection strategy, in which we evaluate potential investments one by one, based on our assessment of each company’s growth prospects, relative valuation, and balance-sheet quality.

3

Portfolio management review
Delaware Global Real Estate Securities Fund

longer-lived improvement had taken place. We began adjusting the Fund accordingly, including the following measures:

  We increased the Fund’s exposure to emerging markets such as China and Singapore.

  After we felt that emerging-market gains had peaked, we increased the Fund’s allocations to REITs within developed markets, including the United Kingdom, Canada, Australia, and the United States. Rebounds in these established economies trailed those of emerging economies.

  We added to our holdings of REITs that had shorter-duration leases — including hotels and office companies.

  We increased exposure to companies with higher leverage, particularly when we felt that they had sufficient access to capital and that their performance prospects justified the added risk.

We emphasize that all of the moves listed above were made at the margins of the Fund, poised to take advantage of what we believed were unique opportunities presented by the current conditions. Our basic emphasis on large-capitalization REITs with strong balance sheets remains unchanged. As always, we continue favoring REITs that we believe exhibit high-quality property portfolios, a focus on fundamentally solid real estate markets, and capable management teams that are focused on the long term. We look to maintain this focus, aiming to provide a high-quality, research-driven way to invest in REITs.

4

Performance summary
Delaware Global Real Estate Securities Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Global Real Estate Securities Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Sept. 30, 2009
	1 year	Lifetime
Class A (Est. Sept. 28, 2007)
Excluding sales charge	-12.33%	-21.25%
Including sales charge	-17.37%	-23.55%
Institutional Class (Est. Sept. 28, 2007)
Excluding sales charge	-12.33%	-21.25%
Including sales charge	-12.33%	-21.25%

Narrowly focused investments may exhibit higher volatility than investments in multiple industries and sectors. Diversification may not protect against market risk.

REITs investments are subject to many of the risks associated with direct real estate ownership including changes in economic conditions, credit risk, and interest rate fluctuations. As such, REIT investments may be adversely affected by declines in real-estate values and general and local economic conditions.

As REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or if it receives rental income from real estate holdings.

International investments are subject to risks not ordinarily associated with U.S. investments including capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Funds that concentrate investments in one industry, such as Delaware Global Real Estate Securities Fund, may involve greater risks than more diversified funds, including more potential for volatility.

6

Performance summary

Class C and R shares had not commenced operations as of Sept. 30, 2009.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 6 through 8.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets but that fee is currently subject to a voluntary waiver, which may be terminated or modified at any time.

Class C shares are sold with contingent deferred sales charges of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets, but that fee is currently subject to a voluntary waiver, which may be terminated or modified at any time. No Class C shares were available during the periods shown.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee up to 0.60% of average daily net assets, but that fee is currently subject to a voluntary waiver, which may be terminated or modified at any time.

Institutional Class shares were first made available Sept. 28, 2007, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has voluntarily agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 1.15% of the Fund’s average daily net assets. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total operating expenses	4.69%	5.39%	4.99%	4.39%
(without fee waivers)
Net expense ratio	1.15%	1.15%	1.15%	1.15%
(including fee waivers, if any)*
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary

7

Performance of a $10,000 investment

Sept. 28, 2007 (Fund’s inception), through Sept. 30, 2009

For period beginning Sept. 28, 2007, through Sept. 30, 2009	Starting value	Ending value
Delaware Global Real Estate Securities Fund — Class A shares	$9,425	$5,833
FTSE EPRA/NAREIT Global Real Estate Index (benchmark)	$10,000	$6,214

The chart assumes $10,000 invested in the Fund on Sept. 28, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 5 through 7.

The chart also assumes $10,000 invested in the FTSE EPRA/NAREIT Global Real Estate Index as of Sept. 30, 2007. The FTSE EPRA/ NAREIT Global Real Estate Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) world-wide.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DLRAX	24610D103
Class C	n/a	24610D202
Class R	n/a	24610D400
Institutional Class	DLRIX	24610D400

8

Disclosure of Fund expenses
For the period April 1, 2009 to September 30, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 to September 30, 2009.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

10

Delaware Global Real Estate Securities Fund
Expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/09 to
	4/1/09	9/30/09	Ratio	9/30/09*
Actual Fund return
Class A	$1,000.00	$1,587.70	1.15%	$7.46
Institutional Class	1,000.00	1,587.70	1.15%	7.46
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.15%	$5.82
Institutional Class	1,000.00	1,019.30	1.15%	5.82

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

11

Country and sector allocation
Delaware Global Real Estate Securities Fund	As of September 30, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Country	Percentage of net assets
Common Stock	94.78%
Australia	12.49%
Canada	2.08%
France	5.90%
Germany	0.95%
Hong Kong	14.47%
Italy	0.36%
Japan	11.51%
Netherlands	1.50%
Singapore	3.23%
Sweden	1.03%
Taiwan	0.49%
United Kingdom	7.84%
United States	32.93%
Discount Notes	4.36%
Total Value of Securities	99.14%
Receivables Net of Assets and Other Liabilities	0.86%
Total Net Assets	100.00%

Sector	Percentage of net assets
Apartment REITs	5.29%
Diversified REITs	25.70%
Health Care REITs	5.64%
Hotel REITs	1.70%
Office REITs	8.61%
Real Estate Management and Service Companies	6.49%
Real Estate Operating Companies	19.76%
Regional Mall REITs	5.90%
Self-Storage REITs	1.26%
Shopping Center REITs	11.51%
Warehouse/Industrial REITs	2.92%
Total	94.78%

12

Statement of net assets
Delaware Global Real Estate Securities Fund	September 30, 2009

	Number of Shares	Value (U.S. $)
Common Stock – 94.78%Δ
Australia – 12.49%
CFS Retail Property Trust	11,211	$19,882
Goodman Group	34,484	20,233
GPT Group	41,616	25,152
=†@ GPT Group - In Specie	39,900	0
Mirvac Group	13,837	20,510
Stockland	9,350	33,658
Westfield Group	9,190	112,705
		232,140
Canada – 2.08%
Canadian Real Estate Investment Trust	361	8,698
Dundee Real Estate Investment	503	9,142
RioCan Real Estate Investment Trust	1,238	20,812
		38,652
France – 5.90%
Klepierre	715	28,357
Unibail-Rodamco	391	81,211
		109,568
Germany – 0.95%
Alstria Office	1,529	17,629
		17,629
Hong Kong – 14.47%
China Overseas Land & Investment	10,287	22,246
China Resources Land	7,573	16,592
Great Eagle Holdings	4,000	9,879
Henderson Land Development	6,055	39,846
Kerry Properties	3,000	16,045
Kowloon Development	13,000	13,252
New World Development	9,037	19,450
Shun Tak Holdings	21,848	16,576
Sino Land	8,000	14,328
Sun Hung Kai Properties	6,830	100,643
		268,857
Italy – 0.36%
Beni Stabili	7,797	6,720
		6,720

13

Statement of net assets
Delaware Global Real Estate Securities Fund

	Number of Shares	Value (U.S. $)
Common Stock (continued)
Japan – 11.51%
Aeon Mall	1,000	$20,819
Japan Real Estate Investment	4	32,704
Kenedix Realty Investment	3	11,261
Mitsubishi Estate	3,500	55,049
Mitsui Fudosan	3,100	52,452
Nippon Accommodations Fund	2	11,117
Orix Jreit	2	10,359
Premier Investment	2	8,310
United Urban Investment	2	11,718
		213,789
Netherlands – 1.50%
Corio	404	27,860
		27,860
Singapore – 3.23%
CapitaLand	13,893	36,689
Parkway Life Real Estate Investment Trust	15,068	12,408
Suntec Real Estate Investment Trust	14,602	10,988
		60,085
Sweden – 1.03%
Hufvudstaden Class A	2,383	19,142
		19,142
Taiwan – 0.49%
Cathay Real Estate Development	22,000	9,180
		9,180
United Kingdom – 7.84%
† Atrium European Real Estate	2,615	18,787
British Land	3,359	25,506
Great Portland Estates	1,960	8,290
Hammerson	2,634	16,600
Land Securities Group	3,195	31,910
Liberty International	2,399	18,416
† ProLogis European Properties	1,899	11,826
Segro	2,429	14,266
		145,601

14

	Number of Shares	Value (U.S. $)
Common Stock (continued)
United States – 32.93%
AMB Property	712	$16,340
AvalonBay Communities	317	23,055
Boston Properties	380	24,909
Brandywine Realty Trust	834	9,207
Camden Property Trust	312	12,574
CBL & Associates Properties	1,299	12,600
Corporate Office Properties Trust	208	7,671
Digital Realty Trust	447	20,432
Duke Realty	520	6,245
Entertainment Properties Trust	416	14,202
Equity Lifestyle Properties	208	8,900
Equity Residential	738	22,657
Federal Realty Investment Trust	177	10,862
† Gaylord Entertainment	299	6,010
HCP	1,091	31,356
Health Care REIT	468	19,478
Host Hotels & Resorts	1,493	17,573
Kilroy Realty	364	10,097
Kimco Realty	1,672	21,803
LaSalle Hotel Properties	402	7,903
Macerich	573	17,371
Mack-Cali Realty	312	10,087
National Retail Properties	416	8,932
Nationwide Health Properties	402	12,458
ProLogis	2,196	26,176
Public Storage	312	23,475
Ramco-Gershenson Properties Trust	975	8,697
Regency Centers	203	7,521
Senior Housing Properties Trust	728	13,912
Simon Property Group	1,148	79,710
SL Green Realty	471	20,653
Tanger Factory Outlet Centers	312	11,650
UDR	700	11,018
Ventas	396	15,246
Vornado Realty Trust	640	41,240
		612,020
Total Common Stock (cost $1,544,416)		1,761,243

15

Statement of net assets
Delaware Global Real Estate Securities Fund

	Principal amount	Value (U.S. $)
≠Discount Notes – 4.36%
Fannie Mae 0.04% 10/14/09	$48,591	$48,591
Federal Home Loan Bank
0.001% 10/1/09	19,409	19,409
0.01% 10/9/09	3,934	3,934
0.03% 10/28/09	1,316	1,316
0.04% 10/30/09	7,868	7,868
Total Discount Notes (cost $81,118)		81,118

Total Value of Securities – 99.14%
(cost $1,625,534)		1,842,361
Receivables and Other Assets
Net of Liabilities – 0.86%		15,965
Net Assets Applicable to 360,026
Shares Outstanding – 100.00%		$1,858,326

Net Asset Value – Delaware Global Real Estate Securities Fund
Class A ($940 / 182 Shares)		$5.16
Net Asset Value – Delaware Global Real Estate Securities Fund
Institutional Class ($1,857,386 / 359,844 Shares)		$5.16

Components of Net Assets at September 30, 2009:
Shares of beneficial interest (unlimited authorization - no par)		$3,047,646
Undistributed net investment income		40,165
Accumulated net realized loss on investments		(1,446,288)
Net unrealized appreciation of investments and foreign currencies		216,803
Total net assets		$1,858,326

Δ	Securities have been classified by country of origin.
†	Non income producing security.
=	Security being fair valued in accordance with the Fund’s fair value policy. At September 30, 2009, the aggregate amount of fair valued security was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
@	Illiquid security. At September 30, 2009, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.

16

Summary of Abbreviations:
JPY – Japanese Yen
REIT – Real Estate Investment Trust
USD – United States Dollar

Net Asset Value and Offering Price per Share –
Delaware Global Real Estate Securities Fund
Net asset value Class A (A)	$5.16
Sales charge (5.75% of offering price) (B)	0.31
Offering price	$5.47

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

Foreign Currency Exchange Contracts1
The following foreign currency exchange contracts were outstanding at September 30, 2009:

			Unrealized
Contracts to Deliver	In Exchange For	Settlement Date	Appreciation
JPY (2,966,649)	USD 33,073	10/1/09	$27

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the unrealized appreciation is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

17

Statement of operations
Delaware Global Real Estate Securities Fund	Year Ended September 30, 2009

Investment Income:
Dividends	$59,508
Interest	676
Foreign tax withheld	(3,398)	56,786

Expenses:
Custodian fees	16,065
Management fees	14,492
Audit and tax	11,051
Pricing fees	4,208
Dividend disbursing and transfer agent fees and expenses	2,280
Dues and services	1,901
Registration fees	1,858
Accounting and administration expenses	586
Reports and statements to shareholders	530
Legal fees	400
Trustees’ fees	106
Insurance fees	41
Consulting fees	28
Trustees’ expenses	10
Distribution expenses-Class A	2	53,558
Less fees absorbed or waived		(36,719)
Less waived distribution expenses-Class A		(2)
Total operating expenses		16,837
Net Investment Income		39,949

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized loss on:
Investments		(799,510)
Foreign currencies		(5,923)
Net realized loss		(805,433)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies		504,075
Net Realized and Unrealized Loss on Investments
and Foreign Currencies		(301,358)
Net Decrease in Net Assets Resulting from Operations		$(261,409)

See accompanying notes

18

Statements of changes in net assets
Delaware Global Real Estate Securities Fund

	Year Ended
	9/30/09	9/30/08*
Increase (Decrease) in Net Assets from Operations:
Net investment income	$39,949	$49,068
Net realized loss on investments and foreign currencies	(805,433)	(642,678)
Net change in unrealized appreciaton/depreciation of
investments and foreign currencies	504,075	(287,272)
Net decrease in net assets resulting from operations	(261,409)	(880,882)

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	(41,295)

Net realized gain on investments:
Institutional Class	(5,734)	—
	(5,734)	(41,295)
Capital Share Transactions:
Proceeds from shares sold:
Class A	463	1,503
Institutional Class	37	3,000,025

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Institutional Class	5,734	41,294
	6,234	3,042,822
Cost of shares repurchased:
Class A	—	(1,410)
Increase in net assets derived from capital share transactions	6,234	3,041,412
Net Increase (Decrease) in Net Assets	(260,909)	2,119,235

Net Assets:
Beginning of year	$2,119,235	—
End of year (Including undistributed (distributions in excess of)
net investment income of $40,165 and $(6,117), respectively)	$1,858,326	$2,119,235

*Fund commenced operations on September 28, 2007.

See accompanying notes

19

Financial highlights
Delaware Global Real Estate Securities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/09	9/30/08[1]

Net asset value, beginning of period	$5.910	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.111	0.138
Net realized and unrealized loss on investments and foreign currencies	(0.845)	(2.611)
Total from investment operations	(0.734)	(2.473)

Less dividends and distributions from:
Net investment income	—	(0.117)
Net realized gain on investments	(0.016)	—
Total dividends and distributions	(0.016)	(0.117)

Net asset value, end of period	$5.160	$5.910

Total return[3]	(12.33% )	(29.40% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1	$—
Ratio of expenses to average net assets	1.15%	1.15%
Ratio of expenses to average net assets prior to fees waived	3.96%	4.69%
Ratio of net investment income to average net assets	2.73%	1.94%
Ratio of net investment loss
to average net assets prior to fees waived	(0.08% )	(1.60% )
Portfolio turnover	143%	133%

[1] Fund commenced operations on September 28, 2007.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflect waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

20

Financial highlights
Delaware Global Real Estate Securities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/09	9/30/08[1]

Net asset value, beginning of period	$5.910	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.111	0.138
Net realized and unrealized loss on investments and foreign currencies	(0.845)	(2.611)
Total from investment operations	(0.734)	(2.473)

Less dividends and distributions from:
Net investment income	—	(0.117)
Net realized gain on investments	(0.016)	—
Total dividends and distributions	(0.016)	(0.117)

Net asset value, end of period	$5.160	$5.910

Total return[3]	(12.33% )	(29.40% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,857	$2,119
Ratio of expenses to average net assets	1.15%	1.15%
Ratio of expenses to average net assets prior to fees waived	3.66%	4.69%
Ratio of net investment income to average net assets	2.73%	1.94%
Ratio of net investment income (loss)
to average net assets prior to fees waived	0.22%	(1.30% )
Portfolio turnover	143%	133%

[1] Fund commenced operations on September 28, 2007.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

21

Notes to financial statements
Delaware Global Real Estate Securities Fund	September 30, 2009

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Global Real Estate Securities Fund, Delaware Growth Opportunities Fund and Delaware Healthcare Fund. These financial statements and the related notes pertain to the Delaware Global Real Estate Securities Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. The Fund is available only to certain residents of certain states. As of September 30, 2009, Class C and Class R had not commenced operations.

The investment objective of the Fund is to seek maximum long-term total return through a combination of current income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

22

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2008 – September 30, 2009), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At September 30, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold

23

Notes to financial statements
Delaware Global Real Estate Securities Fund	September 30, 2009

1. Significant Accounting Policies (continued)

(trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earning credits for the year ended September 30, 2009.

On July 1, 2009, the FASB issued the FASB Accounting Standards Codification (the “Codification”). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended September 30, 2009. There was no impact to financial statements as this is disclosure-only in nature

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.99% on the first $100 million of average daily net assets of the Fund, 0.90% on the next $150 million, and 0.80% on average daily net assets in excess of $250 million.

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed 1.15% of average daily net assets of the Fund until such time as the waiver is discontinued. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver may be discontinued at any time because it is voluntary, and applies only to expenses paid directly by the Fund.

24

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended September 30, 2009, the Fund was charged $73 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has voluntarily agreed to waive all such distribution and service fees at this time. This expense waiver may be discontinued at any time because it is voluntary, and applies only to expenses paid directly by the Fund.

At September 30, 2009, the Fund had receivables due from and liabilities payable to affiliates as follows:

Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	$(551)
Other expenses payable to DMC and affiliates*	(2,486)
Receivable from DMC under expense limitation agreement	3,079

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended September 30, 2009, the Fund was charged $127 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 2009, the Fund made purchases of $2,120,359 and sales of $1,981,043 of investment securities other than short-term investments.

25

Notes to financial statements
Delaware Global Real Estate Securities Fund	September 30, 2009

3. Investments (continued)

At September 30, 2009, the cost of investments for federal income tax purposes was $1,961,051. At September 30, 2009, net unrealized depreciation was $118,690, of which $160,120 related to unrealized appreciation of investments and $278,810 related to unrealized depreciation of investments.

Effective October 1, 2008, the Fund adopted an amended provisions of Accounting Codification Section 820 (ACS 820), Fair Value Measurements and Disclosures. ACS 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ACS 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – Inputs are quoted prices in active markets

Level 2 – Inputs are observable, directly or indirectly

Level 3 – Inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund investments by the ACS 820 fair value hierarchy levels as of September 30, 2009:

	Level 1	Level 2	Total
Common Stock	$1,761,243	$—	$1,761,243
Short-Term	—	81,118	81,118
Total	$1,761,243	$81,118	$1,842,361

Derivatives	$—	$27	$27

There were no Level 3 securities at the beginning or end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-

26

term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2009 and 2008 was as follows:

	Year Ended
	9/30/09	9/30/08
Ordinary income	$405	$41,295
Long-term capital gain	5,329	—
Total	$5,734	$41,295

5. Components of Net Assets on a Tax Basis

As of September 30, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,047,646
Undistributed ordinary income	97,764
Capital loss carryforwards	(602,743)
Post-October losses	(560,458)
Post-October currency losses	(5,142)
Unrealized depreciation of investments and foreign currencies	(118,741)
Net assets	$1,858,326

The undistributed earnings for the Delaware Global Real Estate Securities Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of wash sales and tax treatment of passive foreign investment companies.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through September 30, 2009 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax character of dividends and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2009, the Fund recorded the following reclassifications.

Accumulated net realized loss	$(6,333)
Undistributed net investment income	6,333

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at September 30, 2009 will expire as follows: $602,743 expires in 2017.

27

Notes to financial statements
Delaware Global Real Estate Securities Fund	September 30, 2009

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	9/30/09	9/30/08*
Shares sold:
Class A	179	212
Institutional Class	—	352,944

Shares issued upon reinvestment of dividends and distributions:
Institutional Class	1,459	5,441
	1,638	358,597

Shares repurchased:
Class A	—	(209)
Net increase	1,638	358,388

*Fund commenced operations on September 28, 2007.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Fund, along with the other Participants, entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Fund had no amounts outstanding as of September 30, 2009, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

28

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

9. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the statements of net assets.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

29

Notes to financial statements
Delaware Global Real Estate Securities Fund	September 30, 2009

11. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur on or about December 31, 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

12. Subsequent Events

Effective September 30, 2009, the Fund adopted the amended provisions of Accounting Codification Section 855 (ACS 855), Subsequent Events. In accordance with ACS 855, management has evaluated whether any events or transactions occurred subsequent to September 30, 2009 through November 19, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2009, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gains Distributions (Tax Basis)	92.94%
(B)	Ordinary Income Distributions (Tax Basis)	7.06%
	Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $1,145. The gross foreign source income earned during the fiscal year 2009 by the Fund was $35,279. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

30

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV – Delaware Global Real Estate Securities Fund

We have audited the accompanying statement of net assets of Delaware Global Real Estate Securities Fund (one of the series constituting Delaware Group Equity Funds IV) (the “Fund”) as of September 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Global Real Estate Securities Fund of Delaware Group Equity Funds IV at September 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 19, 2009

31

Other Fund information
(Unaudited)
Delaware Global Real Estate Securities Fund

Board Consideration of Delaware Global Real Estate Securities Fund Investment Advisory Agreement

At a meeting held on May 19-21, 2009 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Global Real Estate Securities Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in February 2009 and included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments® to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by DMC’s affiliate, Delaware Service

32

Company, Inc. (“DSC”), noting DSC’s high level of service. The Board noted that Management finished upgrading investment accounting functions through outsourcing to improve the quality and lower the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the one-year period ended December 31, 2008. The Board’s objective is that the Fund’s performance for the period considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Lipper. The Fund was created in September 2008 and the Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the Fund’s recent inception during a recessionary downturn for real estate and its improved performance since the end of 2008. The Board also recognized Management’s efforts to increase portfolio management depth. The Board was satisfied that Management was taking effective action to improve Fund performance and meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2008 and, for comparative funds, information as of their respective fiscal year end occurring on or before August 31, 2008. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as

33

Other Fund information
(Unaudited)
Delaware Global Real Estate Securities Fund

selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for nonmanagement services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its contractual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies Of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract did not fall within the standard structure. Management explained that the Fund was very similar to another existing product offered by Delaware Investments and Management wanted consistency across the fee structure. In addition the Fund

34

generally invests a significant portion of its assets in international (including emerging markets) securities, an asset category that requires additional research and firm resources. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that if the Fund grows, economies of scale may be shared.

Fund management

Babak “Bob” Zenouzi
Senior Vice President, Senior Portfolio Manager
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

It is currently anticipated that Lincoln National Corporation will complete its sale of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) to Macquarie Group on or about December 31, 2009. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware Global Real Estate Securities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

35

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

36

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	81	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

37

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

38

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

39

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

40

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	81
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	81	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

41

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA

	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Global Real Estate Securities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Global Real Estate Securities Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

 42

Annual report Delaware Healthcare Fund September 30, 2009 Growth equity mutual fund

This annual report is for the information of Delaware Healthcare Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Healthcare Fund.

The figures in the annual report for Delaware Healthcare Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Healthcare Fund prospectus contains this and other important information about the investment company. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Healthcare Fund at www.delawareinvestments.com.

Manage your investments online
  24-hour access to your account information
  Obtain share prices
  Check your account balance and recent transactions
  Request statements or literature
  Make purchases and redemptions

Contact information

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

National distributor
Delaware Distributors, L.P.

Financial intermediary wholesaler
Lincoln Financial Distributors, L.P.

Shareholder servicing, dividend disbursing, and transfer agent
Delaware Service Company, Inc.

Mailing address
2005 Market Street
Philadelphia, PA 19103-7094

Shareholder assistance by phone
800 523-1918, weekdays from 8 a.m. to 7 p.m. Eastern time

For securities dealers and financial institutions representatives only
800 362-7500

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Sector allocation and top 10 holdings	10
Statement of net assets	11
Statement of operations	14
Statements of changes in net assets	15
Financial highlights	16
Notes to financial statements	18
Report of independent registered
public accounting firm	27
Other Fund information	28
Board of trustees/directors and
officers addendum	32
About the organization	38

Views expressed herein are current as of Sept. 30, 2009 and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Healthcare Fund	Oct. 6, 2009

Performance preview (for the period ended Sept. 30, 2009)
Delaware Healthcare Fund (Class A shares)	1-year return	+26.66%
S&P 1500 Healthcare Index (benchmark)	1-year return	-3.96%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Healthcare Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Market overview

For broad stock markets, the 12-month period that ended Sept. 30, 2009, began with a sharp decline, then reversed and trended steadily higher. Healthcare stocks followed this same general pattern, though with somewhat less volatility in both directions. While healthcare stocks were not immune to the panic that gripped investors amid a worsening credit crisis and a deepening global recession, their comparatively solid balance sheets and strong cash flows enabled them to escape with less damage than many other sectors.

In March 2009, stocks began a rally that was based on several factors, including 1) optimism about the federal government’s efforts to help stimulate the U.S. economy, and 2) modest improvements in a number of economic indicators. During this phase, the healthcare sector lagged the broader stock market (as reflected in representative indices including the Dow Jones Industrial Average, an often-quoted indicator that comprises 30 widely held blue-chip stocks), as investors moved capital into cyclically sensitive sectors such as industrials and materials. Financial stocks were especially strong, given the depressed levels many of them had reached during the year’s downturn. What’s more, small-caps returned to favor during the rally, as investors felt more confident in shouldering risk once again.

Through our disciplined investment process, we continue to allocate capital toward those companies that we believe possess strong franchises and that we believe are trading below our intrinsic value estimates.

Data for this portfolio management review were provided by Bloomberg unless otherwise noted.	1

Portfolio management review
Delaware Healthcare Fund

A number of small-cap healthcare stocks, especially in the biotechnology industry, benefited from investors’ renewed willingness to own shares of companies with less-than-pristine balance sheets.

Biotechnology performs well, HMOs are weak

For its fiscal year ended Sept. 30, 2009, Delaware Healthcare Fund returned +26.66% for Class A shares at net asset value and +19.38% at maximum offer price (both figures reflect reinvestment of all distributions). During the same period, the Fund’s benchmark, the S&P 1500 Healthcare Index, declined by 3.96%. (The S&P 1500 Healthcare Index is a capitalization-weighted index comprising companies of various sizes that represent the healthcare sector as determined by S&P.)

For the complete, annualized performance of the Fund, please see the table on page 4.

The Fund delivered strong results in several different industry groups. Notable contributions came from our holdings in sectors that include biotechnology and blue-chip medical products.

In terms of specific stocks, the strongest contributor to the Fund’s overall performance was biopharmaceutical company Medarex, which develops medications to treat cancer and other serious diseases. The stock roughly doubled in July 2009 after the company received a buyout offer from drug giant Bristol-Myers Squibb, a transaction that was completed two months later in September. We sold our Medarex shares before the acquisition was finalized, in light of their significant rise.

Another holding that advanced during the period was Sepracor, maker of the insomnia drug Lunesta. In July 2009, the company beat its second-quarter earnings estimates and raised its fiscal 2009 guidance. At the beginning of September, the stock advanced after Japanese drug maker Dainippon Sumitomo Pharma announced its intent to acquire the company. We sold our Sepracor shares after this advance.

Elsewhere, the Fund’s performance was bolstered by its position in Charles River Laboratories International, a company that provides a wide array of support services for the discovery and development of new drugs and therapies. We added to the Fund’s investment in this company after its shares declined early in the fiscal year — at that time, the stock was trading for substantially less than our estimate of its intrinsic value. Our additional investment became a positive factor later in the period, when the company’s shares rebounded. Another notable contributor, Perrigo, reported record-level sales, earnings, and cash flow for its fiscal year ended June 27, 2009. The company’s core business is in the manufacture of private-label over-the-counter pharmaceuticals, where it controls a dominant share of the market. Other notable contributors included two makers of medical equipment: Zimmer Holdings and Boston Scientific.

Stocks that had negative effects on the Fund’s overall return included CardioNet, a maker of outpatient heart monitoring equipment. The stock declined sharply over the summer after the company lowered its fiscal 2009 revenue and earnings guidance because of lower-than-anticipated reimbursement rates. We believe the company has good long-term prospects, and that it possesses a healthy balance sheet as well

2

as attractive intellectual properties. Celera, a specialist in clinical laboratory testing and molecular diagnostics products, was another detractor from Fund performance. The company’s shares struggled amid poor earnings reports, together with the July 2009 announcement that it laid off nearly 15% of its workforce. We continue to believe the company’s franchise is a sound one, and we see upside potential in the shares. Several of our HMO (health maintenance organization) holdings — including Health Net and WellPoint — also detracted from the Fund’s total return. These stocks were hurt by contracting profit margins and by concerns about possible healthcare reform measures that might compromise future profits. We sold our entire Health Net position before the end of the period.

Outlook: The landscape may change, but we intend for our investment discipline to stay the same

While lingering economic weakness could negatively affect the Fund’s holdings, we remain confident in the positive structural trends for the sector. We believe that healthcare stocks should continue to benefit from favorable demographics over the long term, particularly as baby boomers approach their later years. We believe continued product innovation has the potential to drive healthy revenue and earnings growth over time, chiefly among biotechnology, pharmaceutical, and medical equipment companies. We also see importance in the growing number of healthcare consumers globally. If we are correct, healthcare companies stand to benefit as the increased wealth in developing nations could open up new opportunities for healthcare companies and could bolster healthcare demand.

Through our disciplined, bottom-up investment process, we continue to allocate capital toward those companies that we believe possess strong franchises and that we believe are trading below our intrinsic value estimates.

3

Performance summary
Delaware Healthcare Fund	Sept. 30, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Healthcare Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors. Healthcare companies are subject to extensive government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and malpractice or other litigation.

Fund performance	Average annual total returns through Sept. 30, 2009
	1 year	Lifetime
Class A (Est. Sept. 28, 2007)
Excluding sales charge	+26.66%	+13.50%
Including sales charge	+19.38%	+10.19%
Institutional Class (Est. Sept. 28, 2007)
Excluding sales charge	+26.66%	+13.50%
Including sales charge	+26.66%	+13.50%

Class C and R shares had not commenced operations as of Sept. 30, 2009.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Expense limitations were in effect for both classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets, but that fee is currently subject to a

4

voluntary waiver, which may be terminated or modified at any time.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are subject to an annual distribution and service fee of up to 1.00% of average daily net assets, but that fee is currently subject to a voluntary waiver, which may be terminated or modified at any time. No Class C shares were available during the periods shown.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but that fee is currently subject to a voluntary waiver, which may be terminated or modified at any time.

Institutional Class shares were first made available Sept. 28, 2007, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class shares are available only for certain retirement plan products.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to voluntarily reimburse certain expenses and/or waive certain fees in order to prevent total Fund operating expenses from exceeding 1.35% of the Fund’s average daily net assets. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total operating expenses	3.75%	4.45%	4.05%	3.45%
(without fee waivers)
Net expense ratio	1.35%	1.35%	1.35%	1.35%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary

5

Performance summary

Performance of a $10,000 investment

Sept. 28, 2007 (Fund’s inception), through Sept. 30, 2009

For period beginning Sept. 28, 2007, through Sept. 30, 2009	Starting value	Ending value
Delaware Healthcare Fund — Class A shares	$9,425	$12,153
S&P 1500 Healthcare Index (benchmark)	$10,000	$8,473

The chart assumes $10,000 invested in the Fund on Sept. 28, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the S&P 1500 Healthcare Index as of Sept. 30, 2007. The S&P 1500 Healthcare Index is a capitalization-weighted index comprising companies of various sizes that represent the healthcare sector as determined by S&P.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DLHAX	24610E101
Class C	n/a	24610E200
Class R	n/a	24610E309
Institutional Class	DLHIX	24610E408

6

Disclosure of Fund expenses
For the period April 1, 2009 to September 30, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009 to September 30, 2009.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio(s) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Healthcare Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account	Account Value	Annualized	Paid During Period
	4/1/09	9/30/09	Expense Ratio	4/1/09 to 9/30/09*
Actual Fund return
Class A	$1,000.00	$1,480.90	1.35%	$8.40
Institutional Class	1,000.00	1,480.90	1.35%	8.40
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.35%	$6.83
Institutional Class	1,000.00	1,018.30	1.35%	6.83

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

Sector allocation and top 10 holdings
Delaware Healthcare Fund	As of September 30, 2009

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector	Percentage of net assets
Common Stock²	101.71%
Biotechnology	8.61%
Blue Chip Medical Products	48.93%
Healthcare Services	13.49%
Medical Distributors	8.11%
Small/Mid-Cap Medical Products	21.63%
Others	0.94%
Discount Notes	0.06%
Total Value of Securities	101.77%
Liabilities Net of Receivables and Other Assets	(1.77%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of net assets
Cardinal Health	8.11%
CareFusion	6.60%
Pfizer	6.53%
Fresenius	5.81%
Stryker	5.38%
Abbott Laboratories	4.56%
Lilly (Eli)	4.35%
Zimmer Holdings	4.22%
Aetna	4.03%
Wyeth	3.45%

10

Statement of net assets
Delaware Healthcare Fund	September 30, 2009

		Number of shares	Value
Common Stock – 101.71%²
Biotechnology – 8.61%
†	Chelsea Therapeutics International	7,500	$18,825
†	Cypress Bioscience	3,500	28,595
†	Human Genome Sciences	4,000	75,280
†	Ligand Pharmaceuticals Class B	14,500	33,495
†	Regeneron Pharmaceuticals	1,700	32,810
†	Talecris Biotherapeutics Holdings	5,000	95,000
†	Trubion Pharmaceuticals	1,600	8,096
†	Vanda Pharmaceuticals	3,000	34,920
			327,021
Blue Chip Medical Products – 48.93%
	Abbott Laboratories	3,500	173,145
†	Amgen	1,600	96,368
	AstraZeneca ADR	1,000	44,950
†	Biogen Idec	2,000	101,040
†	Boston Scientific	2,200	23,298
	Bristol-Myers Squibb	2,000	45,040
	GlaxoSmithKline ADR	2,500	98,775
	Lilly (Eli)	5,000	165,150
	Medtronic	2,150	79,120
	Pfizer	15,000	248,249
	Sanofi-Aventis ADR	2,750	101,613
	Schering-Plough	3,000	84,750
†	Smith & Nephew	7,000	62,752
†	St. Jude Medical	1,000	39,010
	Stryker	4,500	204,435
	Wyeth	2,700	131,166
†	Zimmer Holdings	3,000	160,350
			1,859,211
Healthcare Services – 13.49%
	Aetna	5,500	153,065
†	CardioNet	14,500	97,440
	Quest Diagnostics	2,500	130,475
	UnitedHealth Group	3,750	93,900
†	WellPoint	800	37,888
			512,768

11

Statement of net assets
Delaware Healthcare Fund

	Number of shares	Value
Common Stock (continued)
Medical Distributors – 8.11%
Cardinal Health	11,500	$308,200
		308,200
Others – 0.94%
† Shanda Interactive Entertainment ADR	700	35,840
		35,840
Small/Mid-Cap Medical Products – 21.63%
† CareFusion	11,500	250,700
† Celera	10,500	65,415
† Charles River Laboratories International	2,500	92,450
Fresenius	4,500	220,577
† Martek Biosciences	1,000	22,590
Perrigo	3,000	101,970
† TranS1	3,000	14,430
† Wright Medical Group	3,000	53,580
		821,712
Total Common Stock (cost $3,428,022)		3,864,752

	Principal amount
≠Discount Notes – 0.06%
Federal Home Loan Bank
0.01% 10/9/09	$639	639
0.03% 10/28/09	214	214
0.04% 10/30/09	1,279	1,279
Total Discount Notes (cost $2,132)		2,132

Total Value of Securities – 101.77%
(cost $3,430,154)		3,866,884
Liabilities Net of Receivables and Other Assets – (1.77%)		(67,230)
Net Assets Applicable to 377,356
Shares Outstanding – 100.00%		$3,799,654

Net Asset Value – Delaware Healthcare Fund
Class A ($1,220,854 / 121,247 Shares)		$10.07
Net Asset Value – Delaware Healthcare Fund
Institutional Class ($2,578,800 / 256,109 Shares)		$10.07

12

Components of Net Assets at September 30, 2009:
Shares of beneficial interest
(unlimited authorization - no par)	$3,075,026
Undistributed net investment income	3,388
Accumulated net realized gain on investments	284,497
Net unrealized appreciation of investments and foreign currencies	436,743
Total net assets	$3,799,654

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at time of purchase.
†	Non income producing security.

ADR – American Depositary Receipts

Net Asset Value and Offering Price Per Share –
Delaware Healthcare Fund
Net asset value Class A (A)	$10.07
Sales charge (5.75% of offering price) (B)	0.61
Offering price	$10.68

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

13

Statement of operations
Delaware Healthcare Fund	Year Ended September 30, 2009

Investment Income:
Dividends	$49,116
Interest	123
Foreign tax withheld	(666)	48,573

Expenses:
Management fees	23,974
Audit and tax	11,148
Registration fees	3,268
Custodian fees	3,095
Distribution expenses — Class A	2,655
Dividend disbursing and transfer agent fees and expenses	2,576
Dues and services	2,077
Pricing fees	1,835
Accounting and administration expenses	1,128
Reports and statements to shareholders	963
Legal fees	751
Trustees’ fees	198
Insurance fees	88
Consulting fees	29
Trustees’ expenses	12	53,797
Less fees waived		(13,080)
Less waived distribution expenses — Class A		(2,655)
Total operating expenses		38,062
Net Investment Income		10,511

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		310,854
Foreign currencies		(4,014)
Net realized gain		306,840
Net change in unrealized appreciation/depreciation
of investments and foreign currencies		513,171
Net Realized and Unrealized Gain
on Investments and Foreign Currencies		820,011

Net Increase in Net Assets Resulting from Operations		$830,522

See accompanying notes

14

Statements of changes in net assets
Delaware Healthcare Fund

	Year Ended
	9/30/09	9/30/08*
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$10,511	$(645)
Net realized gain on investments and foreign currencies	306,840	163,791
Net change in unrealized appreciation/depreciation of
investments and foreign currencies	513,171	(76,428)
Net increase in net assets resulting from operations	830,522	86,718

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(749)	—
Institutional Class	(1,705)	—

Net realized gain on investments:
Class A	(36,400)	(125)
Institutional Class	(82,808)	(70,825)
	(121,662)	(70,950)

Capital Share Transactions:
Proceeds from shares sold:
Class A	144,820	737,598
Institutional Class	—	1,999,999

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	37,149	125
Institutional Class	84,511	70,824
	266,480	2,808,546
Increase in net assets derived from capital share transactions	266,480	2,808,546
Net Increase in Net Assets	975,340	2,824,314

Net Assets:
Beginning of year	2,824,314	—
End of year (including undistributed (accumulated)
net investment income (loss) of $3,388
and $(2,625), respectively)	$3,799,654	$2,824,314

*Fund commenced operations on September 28, 2007.

See accompanying notes

15

Financial highlights
Delaware Healthcare Fund Class A

Selected data for each share of the Fund outstanding throughout the period were as follows:

	Year Ended
	9/30/09	9/30/08[1]
Net asset value, beginning of period	$8.360	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.029	(0.002)
Net realized and unrealized gain on investments and
foreign currencies	2.028	0.163
Total from investment operations	2.057	0.161

Less dividends and distributions from:
Net investment income	(0.007)	—
Net realized gain on investments	(0.340)	(0.301)
Total dividends and distributions	(0.347)	(0.301)

Net asset value, end of period	$10.070	$8.360

Total return[3]	26.66%	1.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,221	$788
Ratio of expenses to average net assets	1.35%	1.35%
Ratio of expenses to average net assets prior to fees waived	2.11%	3.75%
Ratio of net investment income (loss) to average net assets	0.37%	(0.03% )
Ratio of net investment loss to average net assets
prior to fees waived	(0.39% )	(2.43% )
Portfolio turnover	240%	154%

1 Fund commenced operations on September 28, 2007.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

16

Financial highlights
Delaware Healthcare Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/09	9/30/08[1]
Net asset value, beginning of period	$8.360	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.029	(0.002)
Net realized and unrealized gain on investments and
foreign currencies	2.028	0.163
Total from investment operations	2.057	0.161

Less dividends and distributions from:
Net investment income	(0.007)	—
Net realized gain on investments	(0.340)	(0.301)
Total dividends and distributions	(0.347)	(0.301)

Net asset value, end of period	$10.070	$8.360

Total return[3]	26.66%	1.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,579	$2,036
Ratio of expenses to average net assets	1.35%	1.35%
Ratio of expenses to average net assets prior to fees waived	1.81%	3.45%
Ratio of net investment income (loss) to average net assets	0.37%	(0.03% )
Ratio of net investment loss to average net assets
prior to fees waived	(0.09% )	(2.13% )
Portfolio turnover	240%	154%

1 Fund commenced operations on September 28, 2007.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

17

Notes to financial statements
Delaware Healthcare Fund	September 30, 2009

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Global Real Estate Securities Fund, Delaware Growth Opportunities Fund, and Delaware Healthcare Fund. These financial statements and related notes pertain to the Delaware Healthcare Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. The Fund is available only to certain residents of certain states. As of September 30, 2009, Class C and Class R had not commenced operations.

The investment objective of the Fund is to seek maximum long-term capital growth through capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

18

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2008 — September 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At September 30, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

19

Notes to financial statements
Delaware Healthcare Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2009.

On July 1, 2009, the FASB issued the FASB Accounting Standards Codification (the “Codification”). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended September 30, 2009. There was no impact to financial statements as this is disclosure-only in nature.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Fund, 0.80% on the next $500 million, 0.75% on the next $1.5 billion and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed 1.35% of average daily net assets of the Fund until such time as the waiver is discontinued. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. This expense waiver may be discontinued at any time because it is voluntary, and applies only to expenses paid directly by the Fund.

20

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended September 30, 2009, the Fund was charged $141 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has voluntarily agreed to waive all such distribution and service fees at this time. This expense waiver may be discontinued at any time because it is voluntary, and applies only to expenses paid directly by the Fund.

At September 30, 2009, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$836
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	585
Other expenses payable to DMC and affiliates*	1,775

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended September 30, 2009, the Fund was charged $248 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustees’ retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 2009, the Fund made purchases of $7,396,764 and sales of $7,138,040 of investment securities other than short-term investments.

At September 30, 2009, the cost of investments for federal income tax purposes was $3,465,817. At September 30, 2009, net unrealized appreciation was $401,067, of which $521,982 related to unrealized appreciation of investments and $120,915 related to unrealized depreciation of investments.

21

Notes to financial statements
Delaware Healthcare Fund

3. Investments (continued)

Effective October 1, 2008, the Fund adopted the amended provisions of Accounting Codification Section 820 (ACS 820), Fair Value Measurements. ACS 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ACS 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the ACS 820 fair value hierarchy levels as of September 30, 2009:

	Level 1	Level 2	Total
Common Stock	$3,864,752	$—	$3,864,752
Short-Term	—	2,132	2,132
Total	$3,864,752	$2,132	$3,866,884

There were no Level 3 securities at the beginning or end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2009 and 2008 was as follows:

	Years Ended
	9/30/09	9/30/08
Ordinary income	$121,662	$70,950

22

5. Components of Net Assets on Tax Basis

As of September 30, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,075,026
Undistributed ordinary income	441,353
Post-October losses	(113,805)
Post-October currency losses	(4,000)
Unrealized appreciation of investments and foreign currencies	401,080
Net assets	$3,799,654

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2008 through September 30, 2009 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment of passive foreign investment companies (PFICs). Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2009, the Fund recorded the following reclassifications:

Undistributed net investment income	$(2,044)
Accumulated net realized gain	2,044

6. Capital Shares

Transactions in capital stock shares were as follows:

	Year Ended
	9/30/09	9/30/08*
Shares sold:
Class A	21,448	94,265
Institutional Class	—	235,297

Shares issued upon reinvestment of dividends and distributions:
Class A	5,520	14
Institutional Class	12,557	8,255
	39,525	337,831
Net increase	39,525	337,831

*Fund commenced operations on September 28, 2007.

23

Notes to financial statements
Delaware Healthcare Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Fund, along with the other Participants, entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Fund had no amounts outstanding as of September 30, 2009 or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at September 30, 2009.

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

24

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the healthcare industry and is subject to the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund which invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2009, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP, and DSC, will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly owned subsidiaries of Macquarie.

25

Notes to financial statements
Delaware Healthcare Fund

11. Sale of Delaware Investments to Macquarie Group (continued)

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur on or about December 31, 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

12. Subsequent Event

Effective September 30, 2009, the Fund adopted the amended provisions of Accounting Codification Section 855 (ACS 855), Subsequent Events. In accordance with ACS 855 management has evaluated whether any events or transactions occurred subsequent to September 30, 2009 through November 19, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 19, 2009, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gains Distributions (Tax Basis)	—
(B)	Ordinary Income Distributions (Tax Basis)*	100%
	Total Distributions (Tax Basis)	100%
(C)	Qualifying Dividends[1]	10%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended September 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $47,893 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

26

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Equity Funds IV – Delaware Healthcare Fund

We have audited the accompanying statement of net assets of Delaware Healthcare Fund (one of the series constituting Delaware Group Equity Funds IV) (the “Fund”) as of September 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Healthcare Fund of Delaware Group Equity Funds IV at September 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 19, 2009

27

Other Fund information
(Unaudited)
Delaware Healthcare Fund

Board Consideration of Delaware Healthcare Fund Investment Advisory Agreement

At a meeting held on May 19-21, 2009 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Healthcare Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in February 2009 and included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s high level of service. The Board noted that Management finished upgrading investment accounting functions through outsourcing to improve the quality and lower the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to

28

Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the one-year period ended December 31, 2008. The Board’s objective is that the Fund’s performance for the period considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the first quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2008 and, for comparative funds, information as of their respective fiscal year end occurring on or before August 31, 2008. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for nonmanagement services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

29

Other Fund information
(Unaudited)
Delaware Healthcare Fund

Board Consideration of Delaware Healthcare Fund Investment Advisory Agreement (continued)

The expense comparisons for the Fund showed that its contractual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the contractual management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract did not fall within the standard structure. Management explained that, due to the unique nature of the healthcare industry, the Fund may invest a significant portion of its assets internationally (including emerging markets), which requires additional research and firm resources. Management stated its belief that an appropriate fee could be: (1) outside Delaware Investments standard pricing structure; (2) consistent with Delaware Investments’ standard international equity fund management fee; and (3) above Delaware Investments’ special domestic equity funds’ standard management fee of 0.75%. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that if the Fund grows, economies of scale may be shared.

30

Fund management
Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare
Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

It is currently anticipated that Lincoln National Corporation will complete its sale of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) to Macquarie Group on or about December 31, 2009. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware Healthcare Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

31

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

32

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	81	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

33

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

34

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

35

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

36

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	81	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	81	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

37

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA

	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Healthcare Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Healthcare Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

38

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $36,814 for the fiscal year ended September 30, 2009.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $40,900 for the fiscal year ended September 30, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended September 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended September 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,450 for the fiscal year ended September 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $10,350 for the fiscal year ended September 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2008.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2009.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2008.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $209,164 and $264,352 for the registrant’s fiscal years ended September 30, 2009 and September 30, 2008, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® EQUITY FUNDS IV

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 4, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 4, 2009

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 4, 2009